SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
From time-to-time between June 2, 2014 and June 7, 2014, the executive officers of LCNB Corp intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts. A copy of the investor presentation is attached hereto as Exhibit 99.1.
LCNB Corp does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.        Description
99.1            LCNB Corp Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: June 2, 2014	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer